Exhibit 10.97

LETTER AGREEMENT

January 11, 2011

WAVE2WAVE COMMUNICATIONS, INC.

RNK, INC.

WAVE2WAVE VOIP COMMUNICATIONS, LLC

WAVE2WAVE DATA COMMUNICATIONS, LLC

WAVE2WAVE COMMUNICATIONS MID-WEST REGION, LLC

RNK VA, LLC

433 Hackensack Avenue, 5th Floor
Hackensack, New Jersey 07601

Telephone:	(201) 968-9797
Facsimile:	(201) 968-1886
Attention:	Eric Mann, Chief Financial Officer

Re:      Forbearance Agreement

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Financing Agreement dated as of September 8, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) by and among Wave2Wave Communications, Inc., a Delaware corporation (“Borrower”), RNK, Inc., a Massachusetts corporation (“RNK”), Wave2Wave VOIP Communications, LLC, a Delaware limited liability company (“VOIP”), Wave2Wave Data Communications, LLC a Delaware limited liability company (“Wave Data”), Wave2Wave Communications Mid-West Region, LLC, a Delaware limited liability company (“Wave Communications”), RNK VA, LLC, a Virginia limited liability company (“RNK VA”), Victory Park Management, LLC, as agent (in such capacity, the “Agent”) for the financial institutions from time to time party thereto (collectively, the “Lenders”) and such Lenders and (ii) that certain Seventh Forbearance Agreement dated as of December 13, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”) by and among Borrower, RNK, VOIP, Wave Data, Wave Communications, RNK VA, Agent and the Lenders. Capitalized terms used but not defined in this letter shall have the respective meanings set forth in the Financing Agreement.

The Credit Parties, Agent and Lenders hereby agree that the Forbearance Agreement is hereby amended by deleting clauses (a) and (b) set forth in Section 6 thereof in their entirety and replacing them with the following, respectively:

“(a)     IPO. On or prior to February 11, 2011, the Companies shall consummate an IPO, pursuant to which Borrower will issue at least 1,700,000 units (collectively, the “Units”), each consisting of one share of Common Stock and a warrant to purchase one share of Common Stock for a purchase price equal to or greater than $4.25 per Unit (the “February IPO”).”

“(b)     IPO Prepayment. On or prior to February 16, 2011, the Companies shall pay to Agent in cash in immediately available funds an amount equal to $2,000,000 from the proceeds of the February IPO, which amount shall be applied to reduce the principal balance of the Term Note; provided however, if, upon exercise of the underwriter’s overallotment option, Borrower issues greater than 1,700,000 Units in connection with the February IPO, such amount shall be increased on a dollar-for-dollar basis by the cash proceeds (net of all underwriting, dealer, and brokerage fees, discounts and commissions) received in connection with such additional issuance (up to an aggregate amount not to exceed $2,700,000).”

Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Forbearance Agreement, the Financing Agreement and the other Transaction Documents, and all rights of the Lenders and the Agent and all of the obligations under the Forbearance Agreement, the Financing Agreement and the other Transaction Documents, shall remain in full force and effect.

This letter agreement shall be governed by the internal laws of the State of Illinois.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, each of the undersigned have executed this letter agreement as of the date first written above.

VICTORY PARK MANAGEMENT, LLC, as
Agent

By: /s/ Matthew Ray
Name: Matthew Ray
Title: Manager

VICTORY PARK CREDIT OPPORTUNITIES
MASTER FUND, LTD., as a Lender

By: Victory Park Capital Advisors, LLC
Its: Investment Manager

By: /s/ Scott R. Zemnick
Name: Scott R. Zemnick
Title: General Counsel

Agreed and Acknowledged:

WAVE2WAVE COMMUNICATIONS, INC., a Delaware corporation

By: /s/ Eric Mann

Name: Eric Mann

Title: Chief Financial Officer

RNK, INC., a Massachusetts corporation

By: /s/ Eric Mann

Name: Eric Mann

Title: Treasurer

WAVE2WAVE VOIP COMMUNICATIONS, LLC, a Delaware limited liability company

By: /s/ Eric Mann

Name: Eric Mann

Title: Chief Financial Officer

WAVE2WAVE DATA COMMUNICATIONS, LLC, a Delaware limited liability company

By: /s/ Eric Mann

Name: Eric Mann

Title: Chief Financial Officer

WAVE2WAVE COMMUNICATIONS MID-WEST REGION, LLC, a Delaware limited liability company

By: /s/ Eric Mann

Name: Eric Mann

Title: Chief Financial Officer

RNK VA, LLC, a Virginia limited liability company

By: /s/ Eric Mann

Name: Eric Mann

Title: Treasurer